UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

Core & Main, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Credit Agreement Amendment

On April 9, 2026, Core & Main LP, a Florida limited partnership (“Core & Main”), an indirect wholly owned subsidiary of Core & Main, Inc., entered into Amendment No. 6 (“Amendment No. 6”) to its existing ABL Credit Agreement, dated as of August 1, 2017, as amended by Amendment No. 1, dated as of July 8, 2019, Amendment No. 2, dated as of May 4, 2020, Amendment No. 3, dated as of July 27, 2021, Amendment No. 4, dated as of July 29, 2022, and Amendment No. 5, dated as of February 9, 2024 (as previously amended, the “Existing ABL Credit Agreement”; and the Existing ABL Credit Agreement, as amended by Amendment No. 6, the “ABL Credit Agreement”), by and among Core & Main, as borrower, Citibank, N.A., as administrative agent and collateral agent (the “Resigning ABL Agent”), and the several banks and other financial institutions from time to time party thereto, to, among other things, (i) extend the maturity date of the $1,250 million aggregate commitments under the Existing ABL Credit Agreement to April 9, 2031; provided that in the case that certain other existing indebtedness remains outstanding on the date that is 91 days prior to such date, the commitments will mature on such earlier date, (ii) replace the Resigning ABL Agent with Wells Fargo Bank, National Association, as successor administrative agent and collateral agent, and (iii) provide for other amendments to the Existing ABL Credit Agreement as any authorized officer deemed necessary or appropriate, including certain amendments to the covenants.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Amendment No. 6, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 6 to the ABL Credit Agreement, dated as of April 9, 2026, by and among Core & Main LP, the several banks and other financial institutions party thereto, Citibank, N.A., as resigning administrative agent and collateral agent, and Wells Fargo Bank, National Association, as successor administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2026	CORE & MAIN, INC.

	By:	/s/ Jackie M. Burkhardt
	Name:	Jackie M. Burkhardt
	Title:	General Counsel, Chief Compliance Officer and Secretary